SUBJECT TO COMPLETION Preliminary Prospectus dated July 17, 2014

Calvert Unconstrained Bond Fund PROSPECTUS Class A, C and Y

September 30, 2014

Class (Ticker)

A (______)	C (______)	Y (______)

A registration statement for Calvert Unconstrained Bond Fund has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. The information in this prospectus is not complete and may be changed. Shares of Calvert Unconstrained Bond Fund may not be sold until the registration statement is effective. This prospectus is not an offer to sell shares of the Fund and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") or any State Securities Commission, and neither the SEC nor any State Securities Commission has determined that this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Calvert Unconstrained Bond Fund Prospectus
Class A, C and Y
September 30, 2014

FUND SUMMARY

CALVERT UNCONSTRAINED BOND FUND
Class (Ticker):	A (______)	C (______)	Y (______)
INVESTMENT OBJECTIVE
The Fund seeks positive absolute returns over a full market cycle, regardless of market conditions.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. More information about these and other discounts is available from your financial professional and under “Choosing a Share Class” on page _ and “Reduced Sales Charges” on page _ of this Prospectus, and under “Method of Distribution” on page _ of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class Y
Maximum sales charge (load) on purchases (as a % of offering price)	3.75%	None	None
Maximum deferred sales charge (load) (as a % of amount purchased or redeemed, whichever is lower)[1]	None	1.00%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	1.37%	1.89%	1.18%
Total annual fund operating expenses	2.27%	3.54%	1.83%
Less fee waiver and/or expense reimbursement[2]	(1.12%)	(1.64%)	(0.93%)
Net expenses	1.15%	1.90%	0.90%
[1] The contingent deferred sales charge decreases over time.
[2] The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2016. Direct net operating expenses will not exceed 1.15%, 1.90% and 0.90% for Class A, Class C and Class Y, respectively. Only the Board of Trustees of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years
Class A	$488	$918
Class C
Expenses assuming no redemption	$193	$881
Expenses assuming redemption	$293	$881
Class Y	$92	$454
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Fund’s performance. Because the Fund has less than a full fiscal year of investment operations, no portfolio turnover rate is provided for the Fund at this time.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies
The Fund seeks to achieve its investment objective through a flexible investment process that allocates investments across global fixed-income markets and uses various investment strategies. The Fund is not constrained by portfolio management relative to an index.
Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in bonds and/or instruments (including derivative instruments) that provide exposure to bonds. Bonds include debt securities of any maturity. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.
Investments may include, but are not limited to the following: bonds issued by U.S. corporations, the U.S. government or its agencies, and U.S. government-sponsored entities (e.g., the

1 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”)); debt or debt-related securities issued by foreign governments and corporations; trust preferred securities; taxable municipal securities; asset-backed securities (“ABS”), including commercial mortgage-backed securities; collateralized mortgage obligations (“CMOs”); convertible bonds; investment companies, such as bond exchange-traded funds and closed-end funds; repurchase agreements collateralized by debt securities; and leveraged loans.
Under normal circumstances, the average portfolio duration of the Fund will vary from negative three (-3) years to positive eight (8) years. Average portfolio duration will vary depending on the portfolio managers’ outlook on changing market, economic, and political conditions.
The Fund may invest, without limitation, in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default; the Fund, however, currently does not intend to invest more than 75% of its net assets in such securities. A debt security is below investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s Ratings Services (“Standard & Poor’s”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO”), or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.
The Fund may invest in foreign securities, and up to 50% of the Fund's net assets may be invested in securities and instruments that are tied to emerging market countries. The Fund may purchase securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 15% of its net assets in equity securities, including preferred and common stock.
The Fund may invest in derivative instruments, such as options, futures contracts (including index futures contracts), currency forwards or swap agreements (including credit default swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity and/or gain exposure to certain instruments or markets (e.g., the corporate bond market) in a more efficient way. The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts to manage the duration of the Fund and hedge interest rate risk. In addition, the Fund may invest in "to-be-announced" securities, including when-issued, delayed delivery and forward commitment securities, and may engage in short sales up to 20% of its net assets.
The Fund employs an active trading strategy, seeking relative value to earn incremental income. The Fund’s investment process is enhanced by the Advisor’s integrated investment research, which seeks to add value by complementing traditional fundamental security analysis with the Advisor’s proprietary assessment of critical environmental, social and governance (“ESG”) issues. The Fund seeks to apply ESG integration across sectors and holdings as part of its risk and opportunity assessment.

The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Tobacco Exclusion. The Fund seeks to avoid investing in companies classified under the tobacco industry sector of the Barclays Global Aggregate Index, the Barclays U.S. High Yield Index or the Barclays Global Emerging Market Index; or, in the opinion of the Fund’s Advisor, any similar securities in the Barclays Municipal Index.
Principal Risks
You could lose money on your investment in the Fund, or the Fund could underperform, because of the risks described below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Non-Diversification Risk. Because the Fund may hold securities of a smaller number of issuers or invest a greater percentage of its assets in a particular issuer than a diversified fund, the gains or losses on a single stock may have greater impact on the Fund than on a diversified fund.
Bond Market Risk. The market prices of bonds held by the Fund may fall.
Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.
Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that borrowers will prepay the principal on their loans more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life and price of the securities. In addition, faster than expected prepayments may cause the Fund to invest the prepaid principal in lower yielding securities and slower than expected prepayments may reduce the potential for the Fund to invest in higher yielding securities.
Mortgage-Backed Security Risk (Government-Sponsored Enterprises).  Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the applicable GSE. The U.S. government has provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future.
Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. The loans in which the Fund will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 2

leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Leveraged loans are usually more credit sensitive than investment-grade securities.
Management Risk. The individual investments of the Fund may not perform as expected, and the Fund’s portfolio management practices may not achieve the desired result.
Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund’s average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Junk Bond Risk. Investments in junk bonds can involve a substantial risk of loss. Junk bonds are considered to be speculative with respect to the issuer’s ability to pay interest and principal. These securities, which are rated below investment grade, have a higher risk of issuer default, are subject to greater price volatility than investment grade securities and may be illiquid.
Defaulted Bonds Risk. For bonds in default (rated “D” by Standard & Poor’s or the equivalent by another NRSRO), there is a significant risk that these bonds will not achieve their original value.
Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of an NRSRO.
Corporate and Taxable Municipal Bond Risk. For corporate and taxable municipal bonds, there is credit risk in addition to the interest rate risk that affects all fixed-income securities.
Trust Preferred Securities Risk. Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.
Collateralized Mortgage Obligation and Structured Asset-Backed Securities Risk. A CMO is a multiclass bond that is backed by a pool of mortgage loans or mortgage-backed securities. A structured ABS is a multiclass bond that is typically backed by a pool of auto loans, credit card receivables, home equity loans or student loans. A CMO or structured ABS is subject to interest rate risk, credit risk, prepayment risk and extension risk. In addition, if the Fund holds a class of a CMO or a structured ABS that is subordinated to other classes backed by the same pool of collateral, the likelihood that the Fund will receive payments of principal may be substantially limited.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from the differences between the regulations to which U.S. and foreign issuers and markets are subject, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Investment in Other Investment Companies Risk. The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when the Advisor believes share prices of other investment companies offer attractive values. As a shareholder of an investment company, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.
Convertible Securities Risk. The values of the convertible securities in which the Fund may invest will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends, and their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time that is unfavorable to the Fund.
Stock Market Risk. The market prices of stocks held by the Fund may fall.

3 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.
Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.
Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase the security. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security may lose value before it can be sold.
Derivatives Risk. Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Swap transactions tend to shift the Fund's investment exposure from one type of investment to another, and therefore entail the risk that a party will default on its payment obligations to the Fund. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate perfectly to the underlying instrument. Futures also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying security, the Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Fund agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Fund.
To-Be-Announced (“TBA”) Securities Risk. In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.
Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.
Performance
Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.
PORTFOLIO MANAGEMENT
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Catherine P. Roy, CFA	Senior Vice President, Chief Investment Officer - Fixed Income	Since September 2014
Vishal Khanduja, CFA	Vice President, Portfolio Manager	Since September 2014
Matthew Duch	Vice President, Portfolio Manager	Since September 2014
Stephen N. Van Order	Fixed Income Strategist	Since September 2014
Brian S. Ellis, CFA	Senior Fixed Income Risk Analyst	Since September 2014
BUYING AND SELLING SHARES
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value determined after receipt of your request in good order.
Minimum Investments

Account Type	Initial	Subsequent
Regular Accounts	$2,000	$250
IRA Accounts	$1,000	$250
For automatic investment plans, the minimum initial investment requirements are waived if you establish a $100 monthly investment plan. For an account that has met the minimum initial investment requirement described above, you may make subsequent automatic investments of $50.
The Fund may waive investment minimums and applicable service fees for certain investors.
Class A and C Shares. To buy shares, contact your financial professional or open an account by completing and signing an application (available at www.calvert.com or by calling 800-368-2748). Make your check payable to the Fund.

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To Buy Shares
New Accounts (include application):	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Subsequent Investments (include investment slip):	Calvert, P.O. Box 219739, Kansas City, MO 64121-9739
By Registered, Certified or Overnight Mail:	Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514

To Sell Shares
By Telephone	Call 800-368-2745
By Mail	Calvert, P.O. Box 219544, Kansas City, MO 64121-9544
Class Y Shares. Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) foundations, endowments and other consultant-driven business. Class Y purchases must be made by bankwire or via the National Securities Clearing Corporation. For additional information, call 800-368-2746.
TAX INFORMATION
Unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, any dividends and distributions made by the Fund are taxable to you as ordinary income or capital gains and may also be subject to state and local taxes.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

MORE INFORMATION ON FEES AND EXPENSES
CONTINGENT DEFERRED SALES CHARGE
Subject to certain exceptions, the contingent deferred sales charge (“CDSC”) imposed on the proceeds of Class B or Class C shares of the Fund redeemed within certain time periods after purchase is a percentage of the net asset value at the time of purchase or redemption, whichever is less.
For Class C shares, a 1.00% CDSC is imposed on shares sold within one year. There is no charge on redemptions of Class C shares held for more than one year.
See “Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges,” and “How to Buy Shares/Choosing a Share Class/Class C” in this Prospectus.
REDEMPTION FEE
The redemption fee applies to redemptions, including exchanges, within 30 days of purchase (seven days for Calvert Ultra-Short Income Fund). This fee is intended to ensure that the portfolio trading costs are borne by investors making the transactions and not by shareholders already in the Fund. The fee is deducted from the redemption proceeds. It is payable to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee will not be charged directly on certain retirement account platforms and other similar omnibus-type accounts, but rather on their participants by the subtransfer agent and remitted to the Fund. See “How to Sell Shares - Redemption Fee” in this Prospectus for situations where the fee may be waived.
MANAGEMENT FEES
Management fees include the advisory fee paid by the Fund to the Advisor and the administrative fee paid by the Fund to Calvert Investment Administrative Services, Inc., an affiliate of the Advisor.
With respect to the amount of the Fund’s advisory fee, see “Advisory Fees” in this Prospectus.
The administrative fees (as a percentage of the Fund’s net assets) paid for the Fund are 0.35%.
DISTRIBUTION AND SERVICE FEES
The following table shows the maximum annual amount of distribution and service fees payable under the Fund’s distribution plan for Class A and the amount of the Fund’s distribution and service fees authorized by the Fund’s Board of Trustees for the current fiscal year. Fees payable under the distribution plan may be increased to the maximum amount, where applicable, only after approval of the Board of Trustees.

Maximum Amount Payable (Class A)	Amount Amortized
0.50%	0.25%
OTHER EXPENSES
“Other expenses” are based on expenses for the Fund’s most recent fiscal year. “Other expenses” include custodial, transfer agent and subtrans-fer agent/recordkeeping payments, as well as various other expenses. Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the Advisor) that provide recordkeeping and other administrative services.
CONTRACTUAL FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS
Where Calvert has contractually agreed to a fee waiver and/or expense reimbursement, the Example in the Fund Summary reflects the expense limits set forth in the fee table but only through the contractual date. Under the terms of the contractual expense limitation, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. The Fund does not expect to incur a material amount of interest expense in the fiscal year.
See “Investment Advisor” in the Fund’s SAI for more information.
EXAMPLE
The Example in the Fund Summary for the Fund also assumes that you reinvest all dividends and distributions.
MORE INFORMATION ON INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS
Investment Objective
The investment objective of the Fund may be changed by the Fund’s Board of Trustees without shareholder approval.

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Principal Investment Strategies
The Fund's investments may have all types of interest rate payments and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund will invest in instruments with principal payments that are both fixed and variable.
The sell discipline is one that seeks to maximize relative value by liquidating securities that have outperformed comparable investments, swapping them for cheaper securities with more upside potential and by reducing portfolio risk by selling securities that, in the Advisor’s opinion, have weakened, when considering credit risk and the overall economic outlook.
Tobacco Exclusion Policy and Investment Risk
As described under the earlier Fund Summary for the Fund, the Fund avoids investing in certain tobacco-related securities. As a result of this policy, the Fund may forego a profitable investment opportunity and the associated return.
Further Description of Investment Strategies and Techniques
A concise description of the Fund’s principal investment strategies and principal risks is provided under the Fund Summary. On the following pages are further descriptions of these principal investment strategies and techniques, as well as certain non-principal investment strategies and techniques of the Fund, along with their associated risks. The Fund has additional non-principal investment policies and restrictions, which are discussed under “Non-Principal Information on Investment Policies and Risks” in the Fund’s SAI. The “Glossary of Certain Investment Risks” provides more detailed information about the risks that are referred to in this section.
For certain investment strategies listed, the table below shows the Fund’s limitations as a percentage of either its net or total assets. Numbers in this table show maximum allowable amount only; for actual usage, consult the Fund’s Annual or Semi-Annual reports. (Please see the pages this Prospectus following the table for descriptions of the investment strategies and the principal types of risks involved. Explanatory information about certain investment strategies of the Fund is also provided below.)
Key to Table

µ	Portfolio currently uses as a principal investment strategy

❑	Permitted, but not a principal investment strategy

xN	Allowed up to x% of Portfolio’s net assets

xT	Allowed up to x% of Portfolio’s net assets

Investment Techniques
Active trading strategy/turnover	µ
Temporary defensive positions	❑
Hedging strategies	µ
Conventional Securities
Foreign securities	µ
Investment grade bonds	µ
Below-investment grade, high-yield bonds	µ
Unrated debt securities	µ
Stocks in general	µ
Exchange-traded funds	µ
Closed-end funds	µ
Illiquid securities	15N
Unleveraged Derivative Securities
Asset-backed securities	µ
Mortgage-backed securities	µ
Currency contracts	µ
Leveraged Derivative Instruments
Options on securities and indices	5T1
1 Based on net premium payments.

7 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

Description of Investment Strategies and Associated Risks
The investment strategies listed in the table above are described below, and the principal types of risk involved with each strategy are listed. See the “Glossary of Certain Investment Risks” for definitions of these risk types.

Investment Techniques and Associated Risks
Active trading strategy/turnover involves selling a security soon after purchase. An active trading strategy causes the Fund to have higher portfolio turnover compared to other funds, exceeding 100%, and may translate to higher transaction costs, such as commissions and custodian and settlement fees. Because this strategy may cause the Fund to have a relatively high amount of short-term capital gains, which generally are taxable at the ordinary income tax rate, it may increase an investor’s tax liability.
Risks: Opportunity, Market and Transaction

Temporary defensive positions. During adverse market, economic or political conditions, the Fund may depart from its principal investment strategies by holding cash and investing in cash equivalents. During times of any temporary defensive position, the Fund may not be able to achieve its investment objective.
Risks: Opportunity

Hedging strategies. The Fund may use various techniques, including derivative transactions, to hedge its interest rate, credit and currency exchange rate risks. For example, the hedging technique of purchasing and selling U.S. Treasury securities and related futures contracts may be used to manage duration and hedge interest rate risk.
Risks: Correlation and Opportunity

Conventional Securities and Associated Risks
Foreign securities. Securities issued by entities whose principal place of business is located outside the U.S. This includes debt instruments denominated in other currencies such as Eurobonds.	Risks: Market, Currency, Transaction, Liquidity, Information and Political

Investment grade bonds. Bonds rated BBB-/Baa3 or higher in credit quality by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”), or assigned an equivalent rating by a nationally recognized statistical rating organization (“NRSRO”), including Fitch Ratings, or if unrated, considered to be of comparable credit quality by the Fund’s Advisor or Subadvisor.
Risks: Interest Rate, Market and Credit

Below-investment grade, high-yield bonds. Bonds rated below BBB-/Baa3 by S&P or Moody’s, or assigned an equivalent rating by an NRSRO, or unrated bonds determined by the Fund’s Advisor to be of comparable credit quality are considered junk bonds. They are subject to greater credit and market risk than investment grade bonds. Junk bonds generally offer higher interest payments because the company that issues the bond is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, has financial difficulties, or has a greater amount of debt.
Risks: Credit, Market, Interest Rate, Liquidity and Information

Unrated debt securities. Bonds that have not been rated by an NRSRO; the Advisor has determined the credit quality based on its own research.	Risks: Credit, Market, Interest Rate, Liquidity and Information

Stocks in general. Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Stock prices overall may decline over short or even long periods. The type of stock (large-cap, mid-cap, growth, value, etc.) purchased pursuant to the Fund’s investment style tends to go through cycles of doing better or worse than the stock market in general, and its returns may trail returns of other asset classes. Finally, individual stocks may lose value for a variety of reasons, even when the overall stock market has increased. Factors which can negatively impact the value of common stocks include economic factors such as interest rates, and non-economic factors such as political events.
Risks: Market

Exchange-traded funds (“ETFs”) are shares of other investment companies that can be traded in the secondary market (e.g., on an exchange) but whose underlying assets are often a basket of assets that seek to mimic a particular industry or index.
Risks: Correlation and Market

Closed-end funds issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value.	Risks: Market

Illiquid securities. Securities which cannot be readily sold because there is no active market.	Risks: Liquidity, Market and Transaction

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 8

Unleveraged Derivative Securities and Associated Risks
Asset-backed securities. Securities backed by unsecured debt, such as automobile loans, home equity loans, equipment or computer leases or credit card debt. These securities are often guaranteed or over-collateralized to enhance their credit quality.
Risks: Credit, Interest Rate and Liquidity

Mortgage-backed securities. Securities backed by pools of mortgages, including senior classes of collateralized mortgage obligations (“CMOs”).	Risks: Credit, Extension, Prepayment, Liquidity and Interest Rate

Currency contracts. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.	Risks: Currency, Leverage, Correlation, Liquidity and Opportunity
Leveraged Derivative Instruments and Associated Risks
Options on securities and indices. Contracts giving the holder the right but not the obligation to purchase or sell a security (or the cash value, in the case of an option on an index) at a specified price within or at a specified time. In the case of writing options, the Fund will write call options only if it already owns the security (if it is “covered”). A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price.
Risks: Interest Rate, Currency, Market, Leverage, Correlation, Liquidity, Credit, Opportunity and Regulatory
Explanation of Investment Strategies Used by the Fund
Securities Issued by Government-Sponsored Enterprises. The Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are government-sponsored enterprises (“GSEs”) that issue debt and mortgage-backed securities commonly known as Fannie Maes and Freddie Macs, respectively. In 2008, the FNMA and FHLMC were placed into conservatorship and are currently operated by the Federal Housing Finance Agency.
CMO and ABS. The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations (“CMOs”) and structured asset-backed securities (“ABS”). The holder of an interest in a CMO or ABS is entitled to receive specified cash flows from a pool of underlying assets. Depending upon the CMO or structured ABS class purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay CMO or structured ABS classes with a lower priority of payment or, alternatively, the holder may be paid only after the cash flow has been used to pay CMO or structured ABS classes with a higher priority of payment.
Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Many futures contracts by their terms require actual delivery and acceptance of securities, but some allow for cash settlement of the difference between the futures price and the market value of the underlying security or index at time of delivery. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts. To the extent the Fund uses futures, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore neither the Advisor nor the Fund anticipate being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. The Fund may incur additional expense as a result of the CFTC’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.
Leveraged Loans. Leveraged loans are business loans made to borrowers that typically have interest rates that periodically adjust to a generally recognized base rate, such as the London Interbank Offered Rate or the prime rate as set by the Federal Reserve. Such loans typically are secured by specific collateral of the borrower and hold the most senior position in the borrower’s capital structure or share the senior position with the borrower’s other senior debt securities. Leveraged loans, generally made by banks and other lending institutions, are made to corporations, partnerships or other entities. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Leveraged loans typically are of below-investment-grade quality and, compared to investment grade loans, usually pay higher yields, and have higher volatility and higher risk of default on payments of interest or principal. The Fund may invest in leveraged loans by assignment from a lender, or it may invest indirectly through loan participation agreements.
Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases a security, and the seller simultaneously commits to repurchase that security at a mutually agreed-upon time and price.

9 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

ADRs. American Depositary Receipts (“ADRs”) are certificates evidencing an ownership interest in shares issued by a foreign company that are held by a custodian bank in the company’s home country. ADRs are U.S. dollar-denominated certificates issued by a U.S. bank and traded on exchanges or over-the-counter in the U.S. as domestic shares. The Fund may invest in either sponsored or unsponsored ADRs.
U.S. Government Securities. U.S. Government Securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. U.S. Government Securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. government-related guarantors, including the FNMA and the FHLMC, are sponsored or chartered by Congress, but their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Government Securities include mortgage and other asset-backed securities.
Emerging Market Securities. Emerging market securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issued that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.
Foreign Currency Transactions. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. These fluctuations can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. As foreign securities are usually denominated in foreign currencies, the Fund may employ strategies intended to protect the Fund’s portfolio from adverse currency fluctuations. The Fund may also employ strategies intended to increase exposure to certain currencies. The Fund may also enter into foreign currency transactions to facilitate settlement transactions or to hedge exposure to underlying currencies. To manage currency exposure, the Fund may enter into forward currency contracts to “lock in” the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.
Preferred Stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. It is generally senior to common stock but subordinate to debt securities with respect to the payment of dividends and on liquidation of the issuer.
Convertible Securities. Convertible securities combine the investment characteristics of bonds and common stocks. Convertible securities include bonds, preferred stocks and other instruments that can be converted into or exchanged for common stock or equivalent value. A convertible security shares features of both equity and debt securities. Like an equity security, the value of a convertible security tends to increase as the price of the underlying stock goes up, and to decrease as the price of the underlying stock goes down. Like a debt security, a convertible security provides a fixed income stream and also tends to increase in value when interest rates fall and decrease in value when interest rates rise.
Swaps. A swap is an agreement between two parties to exchange payments based on a reference asset. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” - i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer's failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument.
Short Sales. In a short sale transaction, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To enter into a short sale, the Fund borrows the security and delivers it to a buyer. To close out the short sale, the Fund purchases the security borrowed at the market price and returns it to the party from which it originally borrowed the security. The price at the time the Fund closes out a short sale may be more or less than the price at which the Fund sold the security to enter into the short sale. In a short sale "against the box," the Fund enters into a short sale of a security that the Fund owns or has the right to obtain the security or one of like kind and amount at no additional cost. The effect of a short sale against the box is to "lock in" appreciation of a long position by hedging against a possible market decline in the value of the long position. The short sale against the box counterbalances the related long position such that gains in the long position will be offset by equivalent losses in the short position, and vice versa.
PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are included in Semi-Annual and Annual Reports that are distributed to shareholders of the Fund. The Fund also discloses its portfolio holdings in its Schedule of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These filings are publicly available at the SEC.
A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available under “Portfolio Holdings Disclosure” in the Fund’s SAI.

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 10

MANAGEMENT OF FUND INVESTMENTS
ABOUT CALVERT
Calvert Investment Management, Inc. (Calvert or the Advisor), 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for the Fund. Calvert provides the Fund with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of July 31, 2014, Calvert was the investment advisor for 39 mutual fund portfolios and had approximately $_ billion in assets under management.
PORTFOLIO MANAGEMENT
Additional information is provided below regarding each individual and/or member of a team who is employed by or associated with the Advisor of the Fund, and who is primarily (and jointly, as applicable) responsible for the day-to-day management of the Fund (each a “Portfolio Manager”). The Fund’s SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Fund.
Calvert Investment Management, Inc.
See “About Calvert” above.
Catherine P. Roy, Vishal Khanduja, Matthew Duch, Stephen N. Van Order and Brian S. Ellis are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Catherine P. Roy, CFA
Ms. Roy has been Senior Vice President, Chief Investment Officer -- Fixed Income for Calvert and a member of the Calvert Taxable Fixed Income Team since 2004. She also serves as head of the Calvert Fixed Income Strategy Committee. She became a Portfolio Manager for this Fund in September 2014.
Co-Portfolio Manager

Vishal Khanduja, CFA
Mr. Khanduja has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since July 2012 and also serves on the Calvert Fixed Income Strategy Committee. He became a Portfolio Manager for this Fund in September 2014. He previously worked at Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012) and Senior Analyst – Structured Assets Team (2008-2009).
Co-Portfolio Manager

Matthew Duch
Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and also serves on the Calvert Fixed Income Strategy Committee. He became a Portfolio Manager for this Fund in September 2014.
Co-Portfolio Manager

Stephen N. Van Order
Mr. Van Order has been a member of the Calvert Taxable Fixed Income Team since 1992 and also serves on the Calvert Fixed Income Strategy Committee. He became a member of the portfolio management team for this Fund in September 2014. Mr. Van Order has served as Fixed Income Investment Strategist for Calvert since 1997.
Investment Strategist

Brian S. Ellis, CFA
Mr. Ellis has been a member of the Calvert Taxable Fixed Income Team since May 2012 as Fixed Income Risk Analyst (Senior Fixed Income Risk Analyst since August 2013) and also serves on the Calvert Fixed Income Strategy Committee. He became a member of the portfolio management team for this Fund in September 2014. Prior to May 2012, Mr. Ellis served at Calvert as a Business Analyst.
Risk Strategist
ADVISORY FEES
The annual advisory fee paid by the Fund as a percentage of the Fund’s average daily net assets is 0.30%. The advisory fee does not include administrative fees.
A discussion regarding the basis for the approval by the Fund Board of Trustees of the investment advisory agreement with respect to the Fund is available in the most recent Semi-Annual Report of the Fund covering the fiscal period that ends on March 31 each year.
SHAREHOLDER INFORMATION
For more information on buying and selling shares, please contact your financial professional or Calvert’s client services department at 800-368-2748.
HOW TO BUY SHARES
Getting Started — Before You Open an Account
You have a few decisions to make before you open an account in a mutual fund. First, decide which fund or funds best suits your needs and your goals.

11 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

Second, decide what kind of account you want to open. Calvert offers individual, joint, trust, Uniform Gifts/Transfers to Minor Accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, Qualified Profit-Sharing and Money Purchase Plans, SIMPLE IRAs, SEP-IRAs, and several other types of accounts.
Then, decide which Class of shares is best for you. You should make this decision carefully, based on:

•	the amount you wish to invest;

•	the length of time you plan to keep the investment;

•	the Class expenses; and

•	whether you qualify for any reduction or waiver of sales charges.
Each investor’s financial considerations are different. You should consult with your financial intermediary to discuss which Class of shares is best for you.
Choosing a Share Class
The Fund offers three different Classes of shares in this prospectus: Classes A, C and Y. Class I ($1,000,000 minimum) is offered in a separate prospectus. Calvert Investment Distributors, Inc. (“CID”) is the Fund’s distributor.
This chart shows the difference in the Classes and the general types of investors who may be interested in each Class. The sales charge you pay may differ slightly from the sales charge rate shown below due to rounding calculations.

Class A Shares: Front-End Sales Charge
Investor Type	For all investors, particularly those investing $50,000 or more (which qualifies for a reduced sales charge), or who plan to hold the shares for a substantial period of time.
Initial Sales Charge
Sales charge on each purchase of 3.75% or less, depending on the amount you invest. Purchases of Class A shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 0.80% contingent deferred sales charge on shares sold (redeemed) within one year of purchase. See “Contingent Deferred Sales Charge” below in this chart.

Contingent Deferred Sales Charge	None (except that an 0.80% contingent deferred sales charge may apply to certain redemptions for accounts with $1 million or more for which no sales charge was paid).
Distribution and/or Service Fees	Class A shares have an annual 12b-1 fee of up to 0.50%.
Other	Class A shares have lower annual expenses than Class C due to a lower 12b-1 fee.

Class C Shares: Deferred Sales Charge for One Year
Investor Type	For investors who prefer not to pay a front-end sales charge and/or who are unsure of the length of their investment.
Initial Sales Charge	None
Contingent Deferred Sales Charge	If you sell shares within one year, then you will pay a deferred sales charge of 1.00% at that time.
Distribution and/or Service Fees	Class C shares have an annual 12b-1 fee of 1.00%.
Other	The expenses of this Class are higher than Class A because of the higher 12b-1 fee. There is no conversion to Class A.

Class Y Shares: No Sales Charge
Investor Type
Generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Service Fees	Class Y shares have no 12b-1 fee.
Other	Class Y shares have lower annual expenses than Class A and C because Class Y has no 12b-1 fee.
When the total balance of your existing Class C holdings of Calvert Funds reaches or exceeds $500,000, you should make future investments in Class A shares since you will qualify to purchase Class A shares at a reduced sales load.

12 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

Class A
If you choose Class A, you will pay a sales charge at the time of each purchase. This table shows the charges both as a percentage of offering price and as a percentage of the amount you invest. The term “offering price” includes the front-end sales charge. If you invest more, the percentage rate of sales charge will be lower. For example, if you invest more than $50,000 but less than $100,000 in The Fund, or if the value in your account is more than $50,000 but less than $100,000*, then the sales charge is reduced to 3.00%. There is no initial sales charge on shares acquired through reinvestment of dividends or capital gain distributions.

Your investment in A shares	Sales Charge % of offering price	% of Amt. Invested
Less than $50,000	3.75%	3.90%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1,000,000	1.00%	1.01%
$1,000,000 and over	None**	None**

* This is called “Rights of Accumulation.” The sales charge is calculated by taking into account not only the dollar amount of the new purchase of shares, but also the current value of shares you have previously purchased in Calvert Funds that impose sales charges.
** Purchases of Class A shares at NAV for accounts with $1,000,000 or more on which on which a finder’s fee has been paid by CID are subject to a one-year contingent deferred sales charge of 0.80%. (See the “Calculation of Contingent Deferred Sales Charge”).

Class C
If you choose Class C, there is no front-end sales charge as there is with Class A, but if you sell the shares within the first year, you will have to pay a 1% CDSC. Class C may be a good choice for you if you prefer not to pay a front-end sales charge and/or are unsure of the length of your investment. There is no CDSC on shares acquired through reinvestment of dividends or capital gain distributions.
The CDSC on Class C Shares will be waived if the shares were sold by a broker/dealer that has an agreement with CID to sell such shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares. For more information on the agreement, see “Service Fees and Arrangements with Broker/Dealers,” below. Ask your broker/dealer if this CDSC waiver applies to you (generally, applicable only to 401(k) and 403(b) platforms).
Class Y
Class Y shares are sold without any initial sales load or CDSC.
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
Reduced Sales Charges
You may qualify for a reduced sales charge (sales load breakpoints/discount) through several purchase plans available. You must notify your broker/dealer or the Fund at the time of purchase to take advantage of the reduced sales charge. If you do not let your broker/dealer or Fund know that you are eligible for a reduction, you may not receive a reduced sales charge to which you are otherwise entitled. In order to determine your eligibility to receive a reduced sales charge, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Information regarding sales load breakpoints/discounts is also available on Calvert’s website at www.calvert.com.
Rights of Accumulation can be applied to several accounts
In determining the applicable Class A sales load breakpoints/discount, you may take into account the current value of your existing holdings of any class of Calvert Funds, including shares held by your family group or other qualified group* and through your retirement plan(s). In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your broker/dealer or Fund with information and records, including account statements, of all relevant accounts invested in Calvert Funds. Shares could then be purchased at the reduced sales charge which applies to the entire group; that is, the current value of shares previously purchased and currently held by all the members of the group.
* A “family group” includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts and estates on which such persons are signatories.
A “qualified group” is one which:

1.	has been in existence for more than six months, and

2.	has a purpose other than acquiring shares at a discount, and

3.	satisfies uniform criteria which enable CID and broker/dealers offering shares to realize economies of scale in distributing such shares.

13 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CID or broker/dealers distributing shares, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to CID or broker/ dealers.
Statement of Intention
You may reduce your Class A sales charge by establishing a statement of intention (“Statement”). A Statement allows you to combine all Calvert Funds purchases of all share classes you intend to make over a 13-month period to determine the applicable sales charge.
A portion of your account will be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. The Transfer Agent will hold in escrow Fund shares (computed to the nearest full share) equal to 5% of the dollar amount specified in the Statement. All dividends and any capital gains distribution on the escrowed shares will be credited to your account.
If the total minimum investment specified under the Statement is completed within a 13-month period, escrowed shares will be promptly released to you. However, shares acquired during the 13-month period but sold prior to the completion of the investment commitment will not be included for purposes of determining whether the investment commitment has been satisfied.
Upon expiration of the Statement period, if the total purchases pursuant to the Statement are less than the amount specified in the Statement as the intended aggregate purchase amount, CID will debit the difference between the lower sales charge you paid and the dollar amount of sales charges which you would have paid if the total amount purchased had been made at a single time from your account. Full shares, if any, remaining in escrow after this adjustment will be released and, upon request, remitted to you.
The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Your first purchase of shares at a reduced sales charge under a Statement indicates acceptance of these terms.
Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares purchased for the benefit of a retirement plan under section 457 of the Code. There is no sales charge on shares purchased for the benefit of a retirement plan qualifying under section 403(b) or 401(k) of the Code if, at the time of purchase: (i) Calvert has been notified in writing that the 403(b) or 401(k) plan has at least 300 eligible employees and is not sponsored by a K-12 school district; or (ii) the cost or current value of shares a 401(k) plan has in Calvert Funds is at least $1 million.
Neither the Fund, nor CID, nor any affiliate of CID will reimburse a plan or participant for any sales charges paid prior to receipt and confirmation by CID of such required written communication. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.
College Savings Plans under Section 529
There is no sales charge on shares purchased for the D.C. College Savings Plan if, at the time of purchase, the owner of the savings plan account is: (i) a District of Columbia resident, or (ii) a participant in payroll deduction to the D.C. College Savings Plan of a business with at least 300 employees.
Other Circumstances
There is no sales charge on shares of any Calvert Fund sold to or constituting the following:

•
current or retired Directors, Trustees, or Officers of the Calvert Funds or Calvert and its affiliates; employees of Calvert and its affiliates; or their family members (see definition of “family group” under “Reduced Sales Charges,” above);

•	directors, officers, and employees of any subadvisor for the Calvert Funds, employees of broker/dealers distributing the Fund’s shares and family members of the subadvisor, or broker/dealer;

•	purchases made through a registered investment advisor;

•
trust departments of banks or savings institutions for trust clients of such bank or institution where such trust department purchases Fund shares in a trustee, fiduciary or advisory capacity (does not apply to clients in traditional, commission-based brokerage arrangements);

•
clients of financial intermediaries who have self-directed brokerage accounts that may or may not charge transaction fees to customers. Such shares are only available through self-directed brokerage service platforms or similar sales channels in which commissions customarily are not imposed;

•	purchases through a broker/dealer maintaining an omnibus account with the Fund, provided the purchases are made by:

(a)	registered investment advisors (does not apply to clients in traditional, commission-based brokerage arrangements);

(b)
retirement or deferred compensation plans and trusts used to fund those plans established under sections 401(a), 401(k), 403(b) or 457 of the Code, and “rabbi trusts” (does not apply to clients in traditional, commission-based brokerage arrangements); and

•
the portion of any direct rollover from a participant’s employer-sponsored retirement plan account or direct transfer from a 403(b) plan account to a Calvert IRA with Calvert or its agent as the custodian that is funded by the sale immediately prior to the

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 14

rollover/ transfer of Calvert Fund shares held in the plan account, provided that documentation accompanies the rollover/transfer instruction that reasonably supports this funding source requirement.
Dividends and Capital Gain Distributions from other Calvert Funds
You may prearrange to have your dividends and capital gain distributions from a Calvert Fund automatically invested in another Calvert Fund account with no additional sales charge.
Purchases made at Net Asset Value (“NAV”)
If you make a purchase at NAV, you may exchange shares in that amount to another Calvert Fund without incurring a sales charge.
Reinstatement Privilege (Class A and Class B)
Subject to the Fund's market timing policy, if you redeem Class A shares and then within 90 days decide to reinvest in any Calvert Fund, you may reinvest in Class A of the Fund at the NAV next computed after the reinvestment order is received, without a sales charge. In order to take advantage of this privilege, you must notify the Fund or broker/dealer at the time of the repurchase. The Fund reserves the right to modify or eliminate this privilege.
Distribution and Service Fees
The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares (except with respect to Class Y, which has no Rule 12b-1 plan). The distribution plan also allows the Fund to pay service fees to persons (such as your financial professional) for services provided to shareholders. See “Method of Distribution” in the Fund’s SAI for further discussion of these services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Please see “Service Fees and Arrangements with Broker/Dealers” in this Prospectus for more service fee and other information regarding arrangements with broker/dealers.
The following table shows the maximum annual percentage payable under the distribution plan, and the amount actually paid by the Fund. Fees payable under the distribution plan may be increased to the maximum amount only after approval by the Fund’s Board of Trustees. The fees are based on average daily net assets by Class.

Maximum Payable under Plan/Amount Actually Paid
Class A	Class C
0.50% / 0.25%	1.00% / 1.00%*

* For Class C, 0.75% of the Fund’s average daily net assets is paid for distribution services and 0.25% is paid for shareholder services.
Service Fees and Arrangements with Broker/Dealers
CID, the Fund’s distributor, pays broker/dealers a commission, or reallowance (expressed as a percentage of the offering price for Class A, and a percentage of amount invested for Class C), when you purchase shares of Calvert Funds (except with respect to Class Y). CID also pays broker/dealers an ongoing service fee (except with respect to Class Y) while you own shares of that Fund (expressed as an annual percentage rate of average daily net assets held in Calvert accounts by that dealer). The following table shows the maximum commissions and service fees paid by CID to broker/dealers, which differ depending on the Class.

Maximum Commission/Service Fees
Class A*	Class C**
3.00% / 0.25%	1.00% / 1.00%

* Class A service fees begin to accrue in the first month after purchase.
** Class C pays broker/dealers a service fee of 0.25% and additional compensation of 0.75% for a total annual percentage rate of 1%.

These fees begin to accrue in the 13th month after purchase.
If the selling broker/dealer has an agreement with CID to sell Class C shares for omnibus retirement account platforms and without a CDSC upon the redemption of the shares, CID does not pay the selling broker/dealer a commission but does pay the selling broker/dealer a service fee and additional compensation totaling 1.00%, which may begin in the first month, rather than in the 13th month after purchase.
During special sales promotions, CID may reallow to broker/dealers the full Class A front-end sales charge. CID may also pay additional concessions, including de minimis non-cash promotional incentives, such as de minimis merchandise or trips, to broker/dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Fund and/or shares of other Funds underwritten by CID. CID may make expense reimbursements for special training of a broker/dealer’s registered representatives, advertising or equipment, or to defray the expenses of sales contests. Calvert, CID, or their affiliates may pay, from their own resources, certain broker/dealers and/or other persons, for the sale and distribution of the securities or for services to the Fund. These amounts may be significant.

15 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

Payments may include additional compensation beyond the regularly scheduled rates, and finder’s fees. CID may pay broker/dealers a finder’s fee on Class A shares purchased at NAV in accounts with $1 million or more.
Where paid, the finder’s fee is 0.80% of the NAV purchase amount on the first $2 million, 0.64% over $2 million up to $3 million, 0.40% over $3 million up to $50 million, 0.20% over $50 million up to $100 million and 0.12% over $100 million.
If a finder’s fee is paid, and some or all of the purchase is exchanged into another Calvert Fund with a lower finder’s fee within one year, then CID may recoup the difference in the finder’s fee from the broker/dealers. Purchases of shares at NAV for accounts on which a finder’s fee has been paid are subject to a one-year CDSC of 0.80%. All payments will be in compliance with the rules of the Financial Industry Regulatory Authority.
How to Open an Account
Class A and C Shares
Complete and sign an application for each new account (the application is available at www.calvert.com or by calling 800-368-2745). When multiple classes of shares are offered, please specify which class you wish to purchase. For more information, contact your financial professional or Calvert’s client services department at 800-368-2745.
Please see the Fund Summary above with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Fund may charge a $2 service fee on additional purchases of less than $250. The Fund may waive investment minimums and applicable service fees for investors who buy shares through certain omnibus accounts, certain wrap fee programs that charge an asset-based fee, and in other cases, at the Fund’s discretion.
For purchases, please make your check payable to the Fund in U.S. dollars and send it along with your application to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Class Y Shares
Class Y shares are generally available only to (1) wrap or similar fee-based programs offered by financial intermediaries; and (2) foundations, endowments and other consultant-driven business. A party must enter into an agreement with CID to offer Class Y shares to its clients.
A financial intermediary includes a broker, dealer, bank (including a bank trust department), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling or administration agreement with CID. The use of Class Y shares by a financial intermediary will depend on, among other things, the structure of the particular fee-based program.
CID will make, in its sole discretion, all determinations as to eligibility to purchase Class Y shares of the Fund.
Please see the Fund Summary with respect to the minimum initial investment amount and the minimum amount for subsequent investments. The Fund may charge a $2 service fee on additional purchases of less than $250. All Class Y purchases must be made by bank-wire or via the National Securities Clearing Corporation (“NSCC”), in U.S. dollars. For additional information and wire instructions, call Calvert at 800-368-2746.
Subsequent Investments (Class A and C Shares)
To make an investment after you open an account, include your investment slip and send your request to: Calvert, P.O. Box 219739, Kansas City, MO 64121-9739, or if you use registered, certified or overnight mail, to: Calvert, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514.
Once you open an account, you may also buy or sell shares by telephone or electronic funds transfer.
Federal Holidays
There are some federal holidays, i.e., Columbus Day and Veterans Day, when the New York Stock Exchange (“NYSE”) is open and the Fund is open but check purchases and electronic funds transfers (i.e., bank wires and ACH funds transfers) cannot be received because the banks and post offices are closed.
Customer Identification
Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. In order to verify your identity, the Fund requires your name, date of birth, residential street address or principal place of business, social security number and employer identification number or other governmental issued identification when you open an account. The Fund may place limits on account transactions while it is in the process of attempting to verify your identity. If the Fund is unable to verify your identity, the Fund may be required to redeem your shares and close your account.
Through your Broker/Dealer
Your broker/dealer must receive your purchase request before the close of regular trading (generally 4 p.m. Eastern Time (“ET”)) on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.

16 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

HOW SHARES ARE PRICED
The price of shares is based on the Fund’s NAV. The NAV is computed by adding the value of the Fund’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.The NAV of each class will be calculated separately.
The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET). The Fund is open for business each day the NYSE is open.
The Fund may hold securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed. The Fund does not price shares on days when the NYSE is closed, even if foreign markets may be open. As a result, the value of the Fund’s shares may change on days when you will not be able to buy or sell your shares.
Generally, portfolio securities and other assets are valued based on market quotations. Debt securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.
Under the oversight of the Board of Trustees and pursuant to the Fund’s valuation procedures adopted by the Board, the Advisor determines when a market quotation is not readily available or reliable for a particular security.
Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of the Advisor, as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. No single standard exists for determining fair value, which depends on the circumstances of each investment, but, in general, fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.
In making a fair value determination, under the ultimate supervision of the Board, the Advisor, pursuant to the Fund’s valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors may change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.
WHEN YOUR ACCOUNT WILL BE CREDITED
Your purchase will be processed at the next NAV calculated after your request is received in good order, as defined below. All of your purchases must be made in U.S. dollars. No cash or third-party checks will be accepted. No credit card or credit loan checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. All purchase orders must be sent to the Transfer Agent; however, as a convenience, check purchases received at Calvert’s office in Bethesda, Maryland, will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. Any purchase less than the $250 minimum for subsequent investments may be charged a service fee of $2. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share). See “Request in Good Order” below.
Request in Good Order
All requests (both purchase orders and redemption requests) must be received by the Transfer Agent in “good order.” This means that your request must include:

•	The Fund name and account number.

•	The amount of the transaction (in dollars or shares).

•	Signatures of all owners exactly as registered on the account (for mail requests).

•	Signature guarantees (if required).*

•	Any supporting legal documentation that may be required.

•	Any outstanding certificates representing shares to be redeemed.
* For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are sent to a

17 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

different person or address. A signature guarantee can be obtained from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. Notarization is not the equivalent of a signature guarantee.
Transactions are processed at the NAV next computed after the Transfer Agent has received all required information. Requests received in good order before the close of regular NYSE trading (generally 4 p.m. ET) will receive that day’s closing NAV; otherwise you will receive the next business day’s NAV.
Purchase and Redemption of Shares through a Financial Intermediary
The Fund has authorized one or more broker/dealers to receive purchase and redemption orders on the Fund’s behalf. Such broker/dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, receives the order in good order. The customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker/ dealer or the broker/dealer’s authorized designee.
HOW TO SELL SHARES
You may redeem all or a portion of the shares from your account by telephone or mail on any day the Fund is open for business, provided the amount requested is not on hold or held in escrow pursuant to a Statement. When you purchase by check or with ACH funds transfer, the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemption proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.
Your shares will be redeemed at the next NAV calculated after your redemption request is received by the Transfer Agent in good order (less any applicable CDSC and/or redemption fee). The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Electronic funds transfer redemptions generally will be credited to your bank account by the second business day after your phone call.
The Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash). A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Fund to the shareholder. The shareholder will also bear any market risks associated with the portfolio security until the security can be sold.
The Fund reserves the right to suspend or postpone redemptions during any period when:

(a)	trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings;

(b)	the SEC has granted an order to the Fund permitting such suspension; or

(c)	an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.
There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be mailed or made by electronic funds transfer because the post offices and banks are closed.
Follow these suggestions to ensure timely processing of your redemption request:
By Telephone (Class A and C Shares) - call 800-368-2745
You may redeem shares from your account by telephone and have your money mailed to your address of record or electronically transferred to a bank you have previously authorized. A $5 charge may be imposed on wire transfers of less than $1,000.
Written Requests (Class A and C Shares)
Send your written requests to: Calvert, P.O. Box 219544, Kansas City, MO 64121-9544.
Your letter should include your account number, name of the Fund and Class and the number of shares or the dollar amount you are redeeming, and how you want the money sent to you. Please provide a daytime telephone number, if possible, for us to call if we have questions. If the money is being sent to a new bank, person, or address other than the address of record, your letter must be signature guaranteed.
Systematic Check Redemptions (Class A and C Shares)
If you maintain an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount mailed to you at your address of record on the 15th of the month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class C shares redeemed by Systematic Check Redemption will be subject to the CDSC.
Corporations and Associations (Class A and C Shares)
Your letter of instruction and corporate resolution should be signed by person(s) authorized to act on the account, accompanied by signature guarantee(s).

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 18

Trusts (Class A and C Shares)
Your letter of instruction should be signed by the Trustee(s) (as Trustee(s)), with a signature guarantee. (If the Trustee’s name is not registered on your account, please provide a copy of the trust document, certified within the last 60 days.)
Through your Broker/Dealer
Your broker/dealer must receive your request before the close of regular trading on the NYSE to receive that day’s NAV. Your broker/dealer will be responsible for furnishing all necessary documentation to Calvert and may charge you for services provided.
Redemption Fee
In its effort to detect and prevent market timing, the Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase into the Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy, as described under “Other Calvert Features/Policies -- Market Timing Policy” below. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.
For those shares to which the Fund’s redemption fee policy is applicable, the redemption fee will only be waived in the following circumstances:

•
Redemption upon the death or disability of the shareholder, plan participant, or beneficiary. “Disability” means a total disability as evidenced by a determination by the U.S. Social Security Administration.

•
Minimum required distributions from retirement plan accounts for shareholders 70 1/2 and older. The maximum amount subject to this waiver is based only upon the shareholder’s Calvert retirement accounts.

•	The return of an excess contribution or deferral amount, pursuant to sections 408(d)(4) or (5), 401(k)(8), 402(g)(2), or 401(m)(6) of the Code.

•	Involuntary redemptions of accounts under procedures set forth by the Fund’s Board of Trustees.

•
Redemption for the reallocation of purchases received under a systematic investment plan for rebalancing purposes, or by a discretionary platform for mutual fund wrap programs for rebalancing purposes.

•	Redemption of shares purchased with reinvested dividends or capital gain distributions.

•	Shares transferred from one retirement plan to another in the same Fund.

•	Shares redeemed as part of a retirement plan termination or restructuring.

•	Redemption of shares of the Fund held as a default investment option in a retirement plan.

•
Exchange or redemption transactions by an account that the Fund or its Transfer Agent reasonably believes is maintained in an omnibus account by a service provider that does not have the systematic capability of assessing the redemption fee at the individual or participant account level. For this purpose, an omnibus account is a Fund account where the ownership of, or interest in, Fund shares by more than one individual or participant is held through the account and the subaccounting for such Fund account is done by the service provider, not the Fund’s Transfer Agent.

In order to determine your eligibility for a redemption fee waiver, it may be necessary to notify your broker/dealer or the Fund of the qualifying circumstances and to provide any applicable supporting documentation.
For shares held through an intermediary in an omnibus account, Calvert relies on the intermediary to assess any applicable redemption fee on underlying shareholder accounts. There are no assurances that intermediaries will properly assess the fee.

19 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

OTHER CALVERT FEATURES/POLICIES
Website
For 24-hour performance and pricing information, visit www.calvert.com.
You can obtain account information and authorize certain transactions with the convenience of logging on to www.calvert.com (Class A and C only).
The information on our website is not incorporated by reference into this prospectus; our website address is included as an inactive textual reference only.
Account Services (Class A and C Shares)
By signing up for services when completing an application to open your Class A or Class C account, you avoid having to obtain a signature guarantee. If you wish to add services at a later date to an existing account, the Fund requires a signature guarantee to verify your signature. You may obtain a signature guarantee from any bank, trust company and savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A notary public cannot provide a signature guarantee.
ACH Funds Transfer (Class A and C Shares)
You may purchase Class A or Class C or sell Class A or Class C shares by ACH funds transfer without the time delay of mailing a check or the added expense of a wire. Use this service to transfer up to $300,000 electronically. Allow one or two business days after you place your request for the transfer to take place. Money transferred to purchase new Class A or Class C shares will be subject to a hold of up to 10 business days before any subsequent redemption requests for those shares are honored. Transaction requests must be received by 4 p.m. ET. You may request this service on your initial account application. ACH funds transfer transactions returned for insufficient funds will incur a $25 charge.
Telephone Transactions (Class A and C Shares)
You may purchase Class A or Class C shares, or redeem or exchange Class A or Class C shares or request an electronic funds transfer by telephone if you have pre-authorized service instructions. You receive telephone privileges automatically when you open your account unless you elect otherwise. For our mutual protection, the Fund, the shareholder servicing agent and its affiliates use precautions such as verifying shareholder identity and recording telephone calls to confirm instructions given by phone. A confirmation statement is sent for these transactions; please review this statement and verify the accuracy of your transaction immediately.
Exchanges
Calvert offers a wide variety of investment options that include common stock funds and tax-exempt and corporate bond funds; call your broker/dealer or Calvert representative for more information. We make it easy for you to purchase shares in other Calvert Funds if your investment goals change. The exchange privilege offers flexibility by allowing you to exchange shares on which you have already paid a sales charge from one mutual fund to another at no additional charge.
For Class A and C Shares, complete and sign an account application, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). You may then give exchange instructions by telephone if telephone redemptions have been authorized and the shares are not in certificate form.
Before you make an exchange, please note the following:
Each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on an exchange. Shares may only be exchanged for shares of the same class of another Calvert Fund; except that Class A or Class C shares of the Fund may be exchanged for Class Y shares of the same Fund (no sales charges or other charges will apply to any such exchange), provided you meet the Fund’s eligibility requirements for purchasing Class Y shares; the Class C shares you wish to exchange must not currently be subject to a CDSC.
An exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.
No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.
The Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 20

Market Timing Policy
In general, the Fund is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Fund discourages frequent purchases and redemptions of Fund shares by Fund shareholders. Further, the Fund does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Accordingly, the Fund’s Board of Trustees has adopted policies and procedures in an effort to detect and prevent market timing in the Fund, which may require you to pay a redemption fee, as described under “How to Sell Shares - Redemption Fee” in this Prospectus. The Fund believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of the Advisor to implement the Fund’s investment strategies. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on Fund performance. In addition to seeking to limit market timing by imposition of redemption fees, the Fund or Calvert at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that Calvert will detect or prevent market timing activity.
Shareholders may hold the shares of the Fund through a service provider, such as a broker/dealer or a retirement plan, which has adopted market timing policies that differ from the market timing policies adopted by the Fund’s Board of Trustees. In formulating their market timing policies, these service providers may or may not seek input from Calvert regarding certain aspects of their market timing policies, such as the amount of any redemption fee, the minimum holding period or the applicability of trading blocks. As a result, the market timing policies adopted by service providers may be quite dissimilar from the policies adopted by the Fund’s Board of Trustees. The Board of Trustees of the Fund has authorized Fund management to defer to the market timing and redemption fee policies of any service provider that distributes shares of the Fund through an omnibus account if the service provider’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact Calvert to determine if the service provider through which the shareholder holds shares of any Fund has been authorized by Fund management to apply its own market timing and redemption fee policies in lieu of the policies adopted by the Fund’s Board of Trustees/Directors. In the event of any such authorization, shareholders should contact the service provider through which the Fund shares are held for more information on the market timing policies and any redemption fees that apply to those shares.
As stated under “How to Sell Shares” in this Prospectus, a redemption fee will not be assessed on Fund shares held through an omnibus account if the service provider maintaining that account: (i) does not have the systematic capability of assessing the redemption fee at the individual or participant account level, or (ii) as described above, implements its own policies and procedures to detect and prevent market timing and such policies do not provide for the assessment of a redemption fee.
If a significant percentage of the Fund’s shareholder accounts are held through omnibus accounts that are not subject to a redemption fee, then the Fund would be more susceptible to the risks of market timing activity in the Fund. Even if an omnibus account is not subject to a redemption fee, if the Fund or its Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, Calvert will seek full cooperation from the service provider maintaining the account to identify the underlying participant. Calvert expects the service provider to take immediate action to stop any further market timing activity in the Fund by such participant(s) or plan, or else the Fund will be withdrawn as an investment option for that account. Calvert expects all service providers that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Fund.
The Fund and CID reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only). Orders are canceled within one business day, and the purchase price is returned to the investor. The Fund and CID also may modify any terms or conditions of purchase of shares of the Fund (upon prior notice) or withdraw all or any part of the offering made by this Prospectus.
Electronic Delivery of Prospectuses and Shareholder Reports
You may request electronic delivery of Fund Prospectuses and Annual and Semi-Annual Reports by calling client services at 800-368-2745 or enrolling online at www.calvert.com.
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.
Special Services and Charges
The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account or a stop payment on a draft. You may be required to pay a fee for these special services; for example, the fee for stop payments is $25.

21 CALVERT UNCONSTRAINED BOND FUND PROSPECTUS

If you are purchasing shares through a program of services offered by a broker/dealer or other financial institution, you should read the program materials together with this Prospectus. Certain features may be modified in these programs. Investors may be charged a fee if they effect transactions in Fund shares through a broker/dealer or other agent.
Minimum Account Balance / Low Balance Fee
If the balance in your account falls below the minimum during a month, the account may be closed and the proceeds mailed to the address of record. You will receive notice that your account is below the minimum and will be closed if the balance is not brought up to the required minimum within 30 days.
Shares held through an omnibus account or wrap-fee program for which the Fund has waived investment minimums are not subject to this requirement.
DIVIDENDS, CAPITAL GAINS, AND TAXES
The Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers been used or have expired. Dividend and distribution payments may vary between classes.
Dividend Payment Options
Dividends and any distributions are automatically reinvested in the Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer). Dividends and distributions from any Calvert Fund may be automatically invested in an identically registered account in any other Calvert Fund at NAV. If reinvested in the same account, new shares be purchased at NAV on the reinvestment date, which is generally 1 to 3 days prior to the payment date. You must notify the Fund in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service returns the as undeliverable, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.
Buying a Dividend
At the time of purchase, the share price of each class may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the ex-dividend date for a distribution, share value is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date (“buying a dividend”), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.
Federal Taxes
In January, the Fund will mail Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regard less of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned shares.
You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on long you have owned the shares which were sold. In January, the Fund whose shares you have sold or exchanged in the past year will mail Form 1099-B indicating the total amount of all such sales, including exchanges.
Cost Basis Reporting
Beginning in 2012, the Internal Revenue Service (“IRS”) implemented new cost basis reporting rules that require mutual fund companies to calculate and report cost basis information to both the shareholder and the IRS on IRS Form 1099-B when certain shares are sold. The new cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The Fund permits shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Fund uses the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Shareholders should consult with their tax advisors to deter mine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Other Tax Information
In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.
Taxpayer Identification Number
If we do not have your correct Social Security or Taxpayer Identification Number (“TIN”) and a signed certified application or Form W-9, Federal law requires us to withhold 28% of your reportable dividends, and possibly 28% of certain redemptions. In addition, you may be subject to a fine by the Internal Revenue Service. You will also be prohibited from opening another account by exchange. If

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 22

this TIN information is not received within 60 days after your account is established, your account may be redeemed (closed) at the current NAV on the date of redemption. Calvert reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.
GLOSSARY OF CERTAIN INVESTMENT RISKS

Correlation risk
The risk that when the Fund “hedges,” two investments may not behave in relation to one another the way Fund managers expect them to, which may have unexpected or undesired results. For example, a hedge may reduce potential gains or may exacerbate losses instead of reducing them. For an exchange-traded fund (ETF), there is a risk of tracking error. An ETF may not be able to exactly replicate the performance of the underlying index due to operating expenses and other factors (e.g., holding cash even though the underlying benchmark index is not composed of cash), and because transactions occur at market prices instead of at net asset value.

Credit risk	The risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency risk
The risk that when the Fund buys, sells or holds a security denominated in foreign currency, adverse changes in foreign currency rates may cause investment losses when the Fund’s investments are converted to U.S. dollars. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. dollar and the respective foreign currency.

Extension risk
The risk that slower than anticipated prepayments (usually in response to higher interest rates) will extend the life of a mortgage-backed security beyond its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a discount. In addition, if held to maturity, the Fund will not have access to the principal invested when expected and may have to forego other investment opportunities.

Information risk	The risk that information about a security or issuer or the market might not be available, complete, accurate, or comparable.

Interest rate risk
The risk that changes in interest rates will adversely affect the value of an investor’s fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Longer-term securities and zero coupon/“stripped” coupon securities are subject to greater interest rate risk.

Leverage risk	The risk that occurs in some securities or techniques which tend to magnify the effect of small changes in an index or a market. This can result in a loss that exceeds the amount actually invested.

Liquidity risk	The risk that occurs when investments cannot be readily sold. The Fund may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Market risk	The risk that securities prices in a market, a sector or an industry will fluctuate, and that such movements might reduce an investment’s value.

Opportunity risk	The risk of missing out on an investment opportunity because the assets needed to take advantage of it are committed to less advantageous investments or strategies.

Political risk
The risk that may occur when the value of a foreign investment may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors, including risk of expropriation.

Prepayment risk
The risk that faster than anticipated prepayments (usually in response to lower interest rates) will cause a mortgage-backed security to mature prior to its expected maturity date, typically reducing the value of a mortgage-backed security purchased at a premium. The Fund must also reinvest those assets at the current market rate, which may be lower.

Regulatory risk
The risk associated with employing certain regulated investment instruments or techniques. To the extent the Fund uses futures, options or other regulated derivatives, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), and therefore neither the Advisor nor the Fund anticipates being subject to registration or regulation as a commodity pool operator (“CPO”) or a commodity trading adviser (“CTA”) under the CEA as a result of the Fund’s activities. However, should the Advisor fail to use futures in accordance with Rule 4.5, then the Advisor would be subject to registration (if not already registered) and regulation in its capacity as the Fund’s CPO or CTA, and the Fund would be subject to regulation under the CEA. The Fund may incur additional expense as a result of the Commodity Futures Trading Commission’s registration and regulation obligations, and its use of certain derivatives and other instruments may be limited or restricted.

Transaction risk	The risk that the Fund may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

CALVERT UNCONSTRAINED BOND FUND PROSPECTUS 23

To Open an Account
800-368-2748
Performance and Prices:
www.calvert.com
24 hours, 7 days a week
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
TDD for Hearing Impaired
800-541-1524
Calvert Office
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814
Registered, Certified or Overnight Mail
Calvert
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, MD 20814

For investors who want more information about the Fund, the following documents are available free upon request:
Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Funs’s Annual and Semi-Annual Reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year.
Statement of Additional Information (SAI): The SAI for the Fund provides more detailed information about the Fund, including a description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings. The SAI for the Fund is incorporated into this Prospectus by reference.
You can get free copies of reports and the SAIs, request other information and discuss your questions about the Fund by contacting your financial professional, or the Fund at:
Calvert Investments, Inc.
4550 Montgomery Ave.
Suite 1000N
Bethesda, MD 20814
Telephone: 1-800-368-2745
The Fund also makes available its SAI and its Annual and Semi-Annual Reports free of charge on Calvert’s website at the following Internet address: www.calvert.com
You can review and copy information about the Fund (including its SAI) at the SEC’s Public Reference Room at 100 F Steet, NE, Washington, D.C. 20549. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
Investment Company Act file:
No. 811-03101 Calvert Management Series (Calvert Unconstrained Bond Fund)
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